UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  October  13,  2004


                            ORBIT INTERNATIONAL CORP.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                       0-3936            11-1826363
       (State or other jurisdiction         (Commission        (IRS Employer
           of incorporation)                File Number)     Identification No.)



80  Cabot  Court,  Hauppauge,  New  York                           11788
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(Address  of  principal  executive  offices)                  (Zip  Code)

Registrant's  telephone  number,  including  area  code:   631-435-8300

                                 Not Applicable
   ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR  230.425)


[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR  240.14a-12)


[  ]    Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
Exchange  Act  (17CFR  240.14d-2(b))

[  ]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c) under the
Exchange  Act  (17CFR  240.13e-4(c))

SECTION  1  -  REGISTRANT'S  BUSINESS  AND  OPERATIONS

Item  1.01     Entry  into  a  Material  Definitive  Agreement

On October 13, 2004, in consideration of senior management significantly improving the Company's business in the last few years while seeking to expand by acquisition, the Compensation Committee of Orbit International Corp. (the "Company"), awarded each of (i) Dennis Sunshine, President and Chief Executive Officer of the Company, (ii) Bruce Reissman, Executive Vice President and Chief Operating Officer of the Company, and (iii) Mitchell Binder, Vice President and Chief Financial Officer of the Company (each, an "Officer"), 75,000 shares (the "Shares") of common stock of the Company, valued at $6.65 per share. The Shares were awarded, under the Company's 2003 Employee Stock Incentive Plan, as a retention award to remain with the Company for the next ten years and to incentivize and protect the Officers if the Company is acquired. The Shares will be held in escrow, subject to forfeiture, and shall vest over a period of ten years, provided such Officer is still employed and subject to acceleration for death or a Change of Control (as defined), as follows:

(i)      22,500  shall  vest  on  October  13,  2007,
(ii)      7,500  shall  vest  on  October  13,  2008,
(iii)     7,500  shall  vest  on  October  13,  2009,
(iv)      7,500  shall  vest  on  October  13,  2010,
(v)       7,500  shall  vest  on  October  13,  2011,
(vi)      7,500  shall  vest  on  October  13,  2012,
(vii)     7,500  shall  vest  on  October  13,  2013,  and
(viii)    7,500  shall  vest  on  October  13,  2014.

While the Shares are held in escrow, the escrow agent will vote such Shares in the same manner as the majority of all other shares voted and hold any dividends until the Shares are released or retired.


SECTION  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS

Item  9.01     Financial  Statements  and  Exhibits.

(a)     Financial  statements  of  businesses  acquired.
Not  Applicable

(b)     Pro  forma  financial  information.
Not  Applicable

(c)     Exhibits.

Exhibit  Number     Description
---------------     -----------

99.1 Secretary's Certificate containing Compensation Committee resolutions dated October 13, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ORBIT  INTERNATIONAL  CORP.

Date:   October  19,  2004     By: /s/ Dennis Sunshine
                               -----------------------
                               Dennis  Sunshine
                               President  &  Chief  Executive  Officer

                                  EXHIBIT INDEX

Exhibit  Number     Description
---------------     -----------

99.1 Secretary's Certificate containing Compensation Committee resolutions dated October 13, 2004.